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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2005

                                 TRM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           OREGON                      0-19657                   93-0809419
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


                             5208 N.E. 122ND AVENUE
                             PORTLAND, OREGON 97230
              (Address of Principal Executive Offices) (Zip Code)

                                 (503) 257-8766
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

     On June 30, 2005, we issued a press release announcing an agreement with AMF Bowling Centers, Inc., to deploy more than 325 ATMs in bowling centers throughout the United States. A copy of that press release is an exhibit to this report.

ITEM 9.01     EXHIBITS

     (c) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

     No.    Description
    ----    -----------

    99.1 TRM Corporation press release dated June 30, 2005 announcing: "TRM Announces new ATM Contract with AMF Bowling Centers".


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRM Corporation
                                   Registrant

Date:  June 30, 2005               By:   /s/ Daniel E. O'Brien
                                   -------------------------------------
                                   Daniel E. O'Brien
                                   Chief Financial Officer



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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.       Description
-----------       -----------

99.1              TRM Corporation press release dated June 30, 2005 announcing:
                  "TRM Announces new ATM Contract with AMF Bowling Centers".*


* Filed electronically herewith








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